SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      October 27, 1997


                    FINANCIAL ASSET SECURITIES CORP.,
               (as depositor under the Pooling and Servicing
              Agreement, dated as of March 1, 1996, providing
           for the issuance of Financial Asset Securities Corp.,
               Mego Mortgage FHA Title I Loan Trust 1996-1,
                FHA Title I Loan Asset-Backed Certificates,
                              Series 1996-1).

          (Exact name of registrant as specified in its charter)



              Delaware              33-99018-03            41-1836604
(State or Other Jurisdiction              (Commission        (I.R.S.
Employer
of Incorporation)                   File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                  06830
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (203) 625-2700

Item 5.       Other Events

              On behalf of Mego Mortgage FHA Title I Loan
              Trust 1996-1, FHA Title I Loan Asset-Backed
              Certificates, Series 1996-1, a Trust created pursuant to the Pooling and Servicing
              Agreement, dated March 1, 1996, by First Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
              October 27, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 25, 2017.

              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date October 27, 1997.

                    Principal     Interest      Ending Balance

       Cede & Co $1,126,578.73    $403,569.89   $59,898,691.47


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

              D.    Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

              E.    Are there any developments with respect to the
                    Certificate Insurance Guaranty Policy?   NONE.

              F.    Item 1: Legal Proceedings:         NONE

              G.    Item 2: Changes in Securities:     NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Distribution Report dated October 27, 1997.


              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-1

                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  27-Oct-97

       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 A-1  22682270.20  1126578.73   123807.39    1250386.12  21555691.47
 A-2  21580000.00        0.00   124085.00     124085.00  21580000.00
 A-3  16763000.00        0.00   104768.75     104768.75  16763000.00
  S   61090498.08 NA             50908.75      50908.75  59589419.60
  R            NA NA                 0.00          0.00 NA

Total 61025270.20  1126578.73   403569.89    1530148.62  59898691.47

           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 A-1  24.79812305  2.72523421 27.52335725  474.48143231       6.5500%
 A-2   0.00000000  5.75000000  5.75000000 1000.00000000       6.9000%
 A-3   0.00000000  6.25000000  6.25000000 1000.00000000       7.5000%
S (a)  0.00000000  0.60466193  0.60466193  707.76543581       1.0000%


                  Trustee's Certificate
     Pooling and Servicing Agreement Dated March 21, 1996

i) Interest from Mortgagors / Master Servicer                         720664.61
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                               6309.73
                                                                      726974.34

   Principal Collections (Regular Installments)                       124453.56
   Principal Collections (Curtailments and Paid in Fulls)             584767.62
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                            231258.81
                                                                      940479.99

   Collected Amount                                                  1667454.33
   Deposits Pursuant to Sec. 4.03 (e) - Reserve Account Deposits           0.00
   Amount Deposited Pursuant to Section 2.04 (d)  Substitutions         1595.96
   Distribution Amount                                               1669050.29
   Insured Payments                                                        0.00
   Amount Available                                                  1669050.29

ii)  Pool Balance Information:
     Beginning Pool Balance                 61090498.08
     less: Principal Collections              709221.18
     less: Principal Losses                        0.00
     Ending Pool Balance                    60381276.90

                                              Before        After
iii)  Class A Factors:                    Distributions Distributions
          Class A-1                          0.49927956   0.47448143
          Class A-2                          1.00000000   1.00000000
          Class A-3                          1.00000000   1.00000000

                                             Computed    Distributed
                                              Amount       Amount     Shortfall
iv)  Class A Monthly Interest Amount          352661.14    352661.14       0.00
     Class A Principal Distribution Amount   3020546.38   1126578.73 1893967.65
      (limited to the Overcolleralization Amount)
      Class A Distribution of
       Distributable Excess Spread                 0.00         0.00       0.00
         Class A Guaranteed Distribution           0.00         0.00       0.00

v)   Excess Spread                                                         0.00
     Distributable Excess Spread                                           0.00

vi)  FHA Premium Account Deposit                                       13010.66
      Servicer Fee                                                     63635.94
      Master Servicer Fee                                               4072.70
      Master Servicer Reimbursement                                    37350.02
      Trustee Fee                                                       2036.35
      Premium                                                          18796.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Priority Expenses                                                    0.00
      Excess Claim Amount                                                  0.00
vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                12.0930%
        60+ Delinquency Percentage (Rolling Three Month)                 6.8587%
        Annual Default Percentage (Three Month Average)                 14.3518%
        Cumulative Default Percentage                                   10.7717%
viii)  Overcollateralization Information:
         OC Multiple                                                       2.50
         Required OC Amount                                          7366952.31
         Overcollateralization Amount (before distributions)           65227.88
         Overcollateralization Amount (after distributions)           482585.43
ix)  Default Information:
                                                      Current Period Cumulative
           Principal Balance of Defaulted Loans            791857.30 8592885.95
           Principal Balance of Credit Support Multiple    791857.30 8592885.95
x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    8419374.00

                     Number      Number      Balance       Balance
                  Current Peri Cumulative Current Period Cumulative
    Claims Filed           50         400     755505.10   7203394.36
    Claims Pending         91          NA    1567517.83           NA
    Claims Paid            12         178     229536.41   3156596.78


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION




                           /s/ Mark LeMay
                           Mark LeMay
                           Vice President

Dated:        October 31, 1997